UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2015

Commission	Exact name of registrant as specified in its charter,	State of incorporation	I.R.S. Employer
File Number	principal office and address and telephone number	or organization	Identification No.
001-36867	Actavis plc	Ireland	98-1114402

1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 are Actavis plc’s (the “Company”) Irish statutory financial statements and related reports for the fiscal year ended December 31, 2014 (collectively, the “Irish Statutory Accounts”), which have been prepared in accordance with Irish law.

While the Irish Statutory Accounts are based on the financial statements the Company prepared in accordance with U.S. generally accepted accounting principles and filed as part of the Company’s Annual Report on Form 10-K, the Irish Statutory Accounts include disclosures and presentation formats required by the Republic of Ireland’s Companies Act (1963 to 2013).

The Irish Statutory Accounts will be sent to shareholders in advance of the Company’s Annual General Meeting, as required by Irish law.

The Irish Statutory Accounts will also be available on the Company’s website.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description of Exhibit

Exhibit 99.1	Irish Statutory Accounts for the fiscal year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015

ACTAVIS PLC

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 99.1*	Irish Statutory Accounts for the fiscal year ended December 31, 2014.

*	Exhibits filed herewith